UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

MAKO Surgical Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 Davie Road

Fort Lauderdale, Florida 33317

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 927-2044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On November 7, 2012, MAKO Surgical Corp. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated into this Form 8-K by reference, announcing its operating results for the third quarter ended September 30, 2012.

The information in this Item 2.02 and Exhibit 99.1 attached hereto pertaining to the Company’s operating results and annual guidance shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.02.       Unregistered Sales of Equity Securities.

Issuance of Common Stock

In 2010, the Company entered into a commercial arrangement in the ordinary course of business with Pipeline Biomedical Holdings, Inc. (formerly known as Pipeline Biomedical Holdings, LLC) (“Pipeline”) for the development and supply of future advanced implant technologies for use with the Company’s RIO system including the development of a proprietary MAKO-branded RESTORIS family of hip implant systems for use with the MAKOplasty THA application. On November 7, 2012, the Company and Pipeline agreed to modify the original commerical arrangement (the “Modification”). In connection with the Modification, the Company entered into a Subscription Agreement with Pipeline under which the Company will issue and deliver to Pipeline unregistered shares of the Company’s common stock on November 12, 2012 as an investment in Pipeline (the “Issuance”). In exchange for its investment in Pipeline, the Company received a credit pursuant to the commercial arrangement between the parties and shares of Pipeline common stock that are subject to redemption and conversion into an exclusive, limited distribution rights agreement for certain Pipeline technology in certain instances.

The Issuance will be made in reliance upon the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Subscription Agreement contains representations to support the Company’s reasonable belief that Pipeline had access to information concerning its operations and financial condition and that Pipeline is an “accredited investor” as defined by Rule 501 promulgated under the Securities Act.

Registration Rights Agreement

In connection with the Modification, the Company entered into a Registration Rights Agreement with Pipeline obligating the Company to register for resale the shares of common stock issued to Pipeline.

The descriptions of the Subscription Agreement and the Registration Rights Agreement set forth above are qualified in their entirety by reference to the Subscription Agreement and the Registration Rights Agreement filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Subscription Agreement, dated November 7, 2012, by and between MAKO Surgical Corp. and Pipeline Biomedical Holdings, Inc.
4.2	Registration Rights Agreement, dated November 7, 2012, by and between MAKO Surgical Corp. and Pipeline Biomedical Holdings, Inc.
99.1	Press Release issued by MAKO Surgical Corp. on November 7, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAKO Surgical Corp.

Date: November 7, 2012	By:	/s/ Fritz L. LaPorte
Fritz L. LaPorte, Senior Vice President of Finance and Administration, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Subscription Agreement, dated November 7, 2012, by and between MAKO Surgical Corp. and Pipeline Biomedical Holdings, Inc.
4.2	Registration Rights Agreement, dated November 7, 2012, by and between MAKO Surgical Corp. and Pipeline Biomedical Holdings, Inc.
99.1	Press Release issued by MAKO Surgical Corp. on November 7, 2012.

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